UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.86 per share	RELI	The NASDAQ Capital Market
Series A Warrants to purchase shares of Common Stock, par value $0.86 per share	RELIW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 26, 2024, Reliance Global Group, Inc. (the “Company”) filed a certificate of amendment (the “Certificate of Amendment”) to its Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), with the Secretary of State of the State of Florida relating to a 1-for-17 reverse stock split (the “Reverse Stock Split”) of the outstanding shares of the Company’s common stock. The Reverse Stock Split is expected to become effective at 5:00 p.m. Eastern time, after the close of trading on the Nasdaq Capital Market (“Nasdaq”), on June 28, 2024 and the common stock is expected to begin trading on Nasdaq on a Reverse Stock Split-adjusted basis on July 1, 2024 at market open.

Pursuant to the Certificate of Amendment, and consistent with Florida law, effective at 5:00 p.m. Eastern time on June 28, 2024, the Company is also decreasing its authorized shares of common stock by the same proportion as the Reverse Stock Split. Accordingly, stockholder approval of the Reverse Stock Split (and the corresponding reduction in authorized shares) was not required.

As a result of the Reverse Stock Split, the number of outstanding shares of common stock will be reduced from approximately 15.7 million shares to approximately 921,000 shares. The par value and other terms of the common stock will not be affected by the Reverse Stock Split. The Company’s post-Reverse Stock Split common stock CUSIP number will be 75946W 405.

A copy of the Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On June 26, 2024, the Company issued a press release regarding the Reverse Stock Split. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in any website is not a part of this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the registrant’s Amended and Restated Articles of Incorporation, as amended, dated June 26, 2024.
99.1	Press release issued by the registrant on June 26, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reliance Global Group, Inc.

Dated: June 26, 2024	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer